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Chicago, IL 60606-4302
harborcapital.com

Supplement to the Prospectus, dated March 1, 2025

Harbor Small Cap Growth Fund
April 25, 2025
Effective June 30, 2025 (the “Effective Date”), Matthew Renna and Edward Richardson will each serve as a portfolio manager for Harbor Small Cap Growth Fund (the “Fund”).
As of the Effective Date, Ethan Meyers and John Montgomery will no longer serve as portfolio managers to the Fund. All references to Messrs. Meyers and Montgomery in the Prospectus are hereby removed as of the Effective Date.

As of the Effective Date, the following is added to the “Fund Summary - Portfolio Managers” section:
Matthew R. Renna Westfield Capital Management Company, L.P.
Mr. Renna is a Partner, Head of the Health Care Sector Team, and a Portfolio Manager of Westfield and has co-managed the Fund since 2025.
Edward D. Richardson Westfield Capital Management Company, L.P.
Mr. Richardson is a Partner, Head of the Industrials & Cyclicals Sector Team, and Portfolio Manager of Westfield and has co-managed the Fund since 2025.

As of the Effective Date, the applicable “The Subadvisors - Portfolio Management” section of the Fund’s Prospectus is replaced with the following:

Harbor Small Cap Growth Fund
Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, 23rd Floor, Boston, MA 02111, serves as Subadvisor to Harbor Small Cap Growth Fund. Westfield’s Investment Committee (the “Investment Committee”) is jointly and primarily responsible for the day-to-day investment decision making for the Fund.

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Supplement to the Prospectus, dated March 1, 2025 — Continued

Investment decisions for the Fund are made by consensus of the Investment Committee, which is chaired by Mr. Muggia. Although the Investment Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Investment Committee members, based either on seniority or role within the Investment Committee, as having day-to-day management responsibilities for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
William A. Muggia	2000
Mr. Muggia joined Westfield in 1994 and is the Chief Executive
Officer, President, and Chief Investment Officer leading the
Investment Committee. Prior to joining Westfield, he worked
in the Technology Investment Banking Group at Alex Brown
& Sons, where his responsibilities included mergers and
acquisitions, restructuring, and spin-offs. Before that, he was a Vice President at Kidder, Peabody & Company. Mr. Muggia
began his investment career in 1983.

Richard D. Lee, CFA	2018
Mr. Lee joined Westfield in 2004 and is the Chief Investment
Officer, a Portfolio Manager and Managing Partner. He has been a member of the Investment Committee since joining Westfield.
Prior to joining Westfield, Mr. Lee held various analyst positions at KL Financial Group, Wit Soundview Technology Group,
Hambrecht & Quist, LLC, and Smith Barney. Mr. Lee began
his investment career in 1994.

Matthew R. Renna	2025
Mr. Renna joined Westfield in 2013 as a member of the Investment
Committee covering the Health Care sector. Prior to joining
Westfield, he was with Vinik Asset Management as a Health
Care Portfolio Manager.  His professional experience also includes
Director, SMID Growth Equity team at BlackRock, Inc., Senior
Equity Analyst at RA Capital Management and Director,
Healthcare/Biotechnology at Soleil Securities Corporation,
Neponset Equity Research. Matthew began his career in the
Health Care industry at Merck & Co., before entering equity
research as a Senior Research Associate covering Specialty
Pharmaceuticals at Leerink Swann LLC.  Mr. Renna began his
investment career in 2004.

Edward D. Richardson	2025
Mr. Richardson joined Westfield in 2014, and is a Partner and
Head of the Industrials & Cyclicals Sector Team. Prior to joining
Westfield, he worked at Delaware Investments, Merrill Lynch, and TM Capital. Mr. Richardson began his investment career
in 2005.

Investors Should Retain This Supplement For Future Reference
S0425.P.HF

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